                                                                  Exhibit 10.18

STATE OF NEW YORK
DEPARTMENT OF LABOR
STATE OFFICE BUILDING CAMPUS
ALBANY, NEW YORK  12240-0052


   THIS AGREEMENT, made this twenty-seventh day of September in the year one thousand nine hundred and ninety-four by and between New York State Education And Research Network (NYSERNET) Suite 103, 200 Elwood Davis Road, Liverpool, NY 13088-6147, party of the first part and Department of Labor, State of New York party of the second part.

   WITNESSETH, that the party of the first part, in consideration of the agreements made by the party of the second part, and the party of the second part, in consideration of the agreements herein made by the first do hereby as follows:

   ARTICLE I. The party of the first part shall provide the party of the second part Software, to establish an Internet connection for the national job bank through the party of the second part, and to provide the necessary access, technical support services, registration and other protocols related to The Internet. The party of the first part shall also provide software customization, consultation services, installation, training and on-going software maintenance. (See Attachment "A")

   ARTICLE II. It is hereby mutually agreed between the parties hereto that the sum to be paid by the party of the second part to the party of the first part for said services shall be as follows:

   One hundred sixteen thousand four hundred sixty-eight dollars and no cents ($116,468.00). This amount will be adjusted to reflect additional costs for software, customization, consultation and any additional training, if required, as per Attachment "B".

   ARTICLE III. The contract shall be in effect from Tuesday, September 27, 1994 and shall terminate in accordance with Article IV incorporated herein.

   ARTICLE IV. This contract is subject to cancellation by the party of the second part, upon fifteen (15) days notice in writing to the party of the first part.

   ARTICLE VII. It is agreed that this contract shall be void and of no effect unless the party of the first part shall secure compensation for the benefit of and keep insured during the life of the contract, such employees' engaged thereon as are required to be insured by the provisions of the Workers' Compensation Law.

   IN WITNESS WHEREOF: the parties to these presents have set their hand and seals, the day and year first above written.

STATE OF NEW YORK COUNTY OF, ONONDAGA ss:

ON the 30th Day of September, nineteen hundred 94 and before me personally came James D. Luckett to me known, who being by me duly sworn, did depose and say that he resides at Liverpool, NY that he is the Vice President of NYSERNet, Inc. the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                        /s/ Patricia J. Foster
                                        ------------------------
                                        NOTARY PUBLIC
                                        (Signature)
                                        County of Onondaga
                                        Reg #01F04755760

                       NEW YORK STATE DEPARTMENT OF LABOR

                                SIGNATURE SHEET


                                                  Contract Number: C000525
                                                                   -------
  Agency Certification
  --------------------
"In addition to the acceptance
of this contract, I also certify
that original copies of this signature
page will be attached to all other
exact copies of this contract."


Contractor Signature               Agency Signature

/s/ James Luckett
----------------------------       ----------------------------------
Dated:    9/29/94                  Dated:
      ----------------------             ----------------------------


Attorney Generals Signature        Comptrollers Signature


----------------------------       ----------------------------------
Dated:                             Dated:
      ----------------------             ----------------------------

---              ---            STATE OF NEW YORK
|       NYS        |           DEPARTMENT OF LABOR
|  Dept of Labor   |
|      Logo        |       GOVERNOR W. AVERELL HARRIMAN
---              ---       STATE OFFICE BUILDING CAMPUS
                             ALBANY, NEW YORK 12240
                                                                     APR 23 1996

                                           March 19, 1996


Nysernet
200 Elwood Davis Road
Suite 103
Liverpool, New York  13088-6147



                    Re:   Proposed Amendment to Contract #C000525
                          Internet T-1 Connection
                          Term: 9/27/94 through 9/26/00


Attention: James Luckett

Gentlemen:

Enclosed are five (5) copies of the subject amendment drawn for the current years T-1 connection & one additional dial-up access. Please complete acknowledgement which must be notarized.

Please sign and return all five (5) copies as soon as possible to:

                             NYS Department of Labor
                             Mrs. Laurel Dawson
                             State Campus, Bldg #12
                             Room 432
                             Albany, New York 12240

so that we may process them through various State Agencies involved.

When the Comptroller has approved the contract, a copy will be returned to you for your file.

                                   Very truly yours,

                                   /s/ Laurel L. Dawson
                                   --------------------
                                   Laurel L. Dawson
                                   Purchasing Agent


LLD:acb
Enclosure

                              AMENDMENT TO C000525

     This Amendment made this eighteenth day of March in the year nineteen hundred and ninety-six by and between New York State Education and Research Network (NYSERNET) and the New York State Department of Labor increases the contract amount to $408,462.12.

     This modification includes the annual service agreement to provide the TI Connection to the Internet for the period 4/08/96 to 4/07/97 at a cost of $26,694.12 for AJB and Dial up access for the Mine Safety Unit at $300.00 per year. The scope of work statement, incorporated herein, describes the detailed tasks, along with the associated costs, and becomes part of this agreement.

     All other terms and conditions remain the same.

     In Witness Whereof: The parties to these presents have set their hand and seal, the day and year first above written.

STATE OF NEW YORK, COUNTY OF, ONONDAGA SS:
               David A. Buckel

On the 24th                 Day of   May     ,Nineteen hundred and Ninety-six

to me known, who being by me duly sworn, did depose and say
that he/            resides at: Syracuse, New York;

that he/            is the Controller
Of NYSERNet, Inc.
the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  /s/ Patricia J. Foster
                                                  ----------------------
                                                  NOTARY PUBLIC (affix stamp)


                                                  PATRICIA J. FOSTER
                                            Notary Public, State of New York
                                           Qualified in Onon. Co. No. 4755760
                                          My Commission Expires Sept. 30, 1996

Accepted by:
State of New York
Department of Labor

                                                 /s/   David A. Buckel
--------------------------------                --------------------------------
Authorized Signature                                   Authorized Signature

                                                       David A. Buckel
--------------------------------                --------------------------------
Printed Name                                           Printed Name

                                                      Controller
-------------------------------                 --------------------------------
Title                                                  Title

                                                      May 24, 1996
--------------------------------                --------------------------------
Date                                                   Date


State Attorney General's Signature       Office of State Comptroller's Signature

 --------------------------------                -------------------------------

                              AMENDMENT TO C000525

     This Amendment made this twenty-seventh day of August in the year nineteen hundred and ninety-five by and between New York State Education and Research Network (NYSERNET) and the New York State Department of Labor increases the contract amount to $381,468.00.

     This modification includes support charges, hardware/software, consulting services, development, programming, testing and installation of the new programs for the Americas Job Bank. The scope of work statement, incorporated herein, describes the detailed tasks, along with the associated costs, and becomes part of this agreement.

     All other terms and conditions remain the same.

     In Witness Whereof: The parties to these presents have set their hand and seal, the day and year first above written.

STATE OF NEW YORK, COUNTY OF, ONONDAGA    SS:

On the 28th Day of August, Nineteen hundred and Ninety-Five before me personally came JAMES D. LUCKETT to me known, who being by me duly sworn, did depose and say that he/she resides at: Liverpool, New York that he/she is the Vice President
of NYSERNet, Inc.
the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                  /s/ Patricia J. Foster
                                                  ----------------------
                                                  NOTARY PUBLIC (affix stamp)

                                                 PATRICIA J. FOSTER
                                          Notary Public, State of New York
                                        Qualified in Onon. Co. No. 4755760
                                         My Commission Expires Sept. 30, 1996

 Accepted by:
State of New York
Department of Labor

                                                 /s/  James D. Luckett
--------------------------------                --------------------------------
Authorized Signature                                   Authorized Signature

                                                      James D. Luckett
--------------------------------                --------------------------------
Printed Name                                           Printed Name

                                                     Vice President
-------------------------------                 --------------------------------
Title                                                  Title

                                                      8/28/95
--------------------------------                --------------------------------
Date                                                   Date


State Attorney General's Signature              Office of State Comptroller's
                                                Signature

--------------------------------                -------------------------------
                           DATE                                            DATE

                             AMENDMENT #3 TO C000525

     This Amendment made this 25th day of October in the year one thousand nine hundred and ninety-six by and between NYSERNET, Inc., party of the first part and the New York State Department of Labor, party of the second part serves to increase the contract amount to two million, eight hundred seventy thousand nine hundred sixty-two dollars and twelve cents ($2,870,962.12) as per the attached scope of work, which is hereby, incorporated and made part of this agreement.

     All other terms and conditions remain the same.

                                  Page 2 of 2                            C000525

IN WITNESS WHEREOF, the parties hereto, have set their hands and seals, the day and year first written above.

STATE OF NEW YORK, COUNTY OF Onondaga , SS: On the 30th day Of October, nineteen hundred and ninety- 96 before me personally came James D. Luckett to me known, who being by me duly sworn, did depose and say that he/she resides at No. Liverpool and that he/she is the President of NYSERNet, Inc. of the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like order of the Board of Directors of said corporation.



                                          /s/ Patricia J. Foster
                                          --------------------------
                                          NOTARY PUBLIC (affix stamp)

                                               PATRICIA J. FOSTER
                                          Notary Public, State of New York
                                          Qualified in Onon. Co. No. 4755760
                                        My Commission Expires Sept. 30,  1998


Agency Certification

"In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract."



Contractor's Signature                  NYS Department of Labor

/s/ James D. Luckett                    /s/ Laurel Dawson
--------------------                    --------------------
Authorized Signature                    Authorized Signature

James D. Luckett                        LAUREL DAWSON
--------------------                    --------------------
Printed Name                            Printed Name

President                               PURCHASING AGENT
--------------------                    --------------------
Title                                   Title

10/21/96                                October 31, 1996
--------------------                    --------------------
Date                                    Date

State Attorney General                  State Comptroller

--------------------                    /s/ Illegible
                                        --------------------
--------------------
                                        --------------------
Date
    ----------------                    --------------------

 APPROVED AS TO FORM                    Date Jan 7, 1997
 NYS ATTORNEY GENERAL                        -----------------
 NOV 20 1996

 /s/ Peter Favretto
 ------------------
 PETER FAVRETTO
 ASSOCIATE ATTORNEY

                           Amendment No. 4 to C000525

        This Amendment made this Thirty-first day of October in the year one thousand nine hundred and ninety-seven by and between NYSERNET, Inc., party of the first part, and the New York State Department of Labor, party of the second part, serves to increase the contract amount to Five million, six hundred thirty-seven thousand, two hundred thirty-seven dollars and twelve cents $5,637,237.12 as per the attached Scope of Work, which is hereby incorporated and made a part of this agreement.

        All other terms and conditions remain the same.

        IN WITNESS WHEREOF, the parties hereto, have set their hands and seals, the day and year first written above.

        STATE OF NEW YORK, COUNTY OF ONONDAGA, SS:

        On the 14th day of November, nineteen hundred and ninety-seven before me personally came David A. Buckel to me known, who being by me duly sworn, did depose and say that resides at Syracuse, NY and that he/she is the Asst. Secretary/Treasurer of NYSERNet. Inc. the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by like order of the Board of Directors of said corporation.


                                                   /s/ Patricia J. Foster
                                                   ----------------------
                                                   Notary Public (affix stamp)

                                                 PATRICIA J. FOSTER
                                          Notary Public, State of New York
                                        Qualified in Onon. Co. No. 4755760
                                         My Commission Expires Sept. 30, 1996

Agency Certification


"In addition to the acceptance of this contract, I also certify that the original copies of this signature page will be attached to all other exact copies of this contract."

NYSERNET, INC.                                    NYS DEPARTMENT OF LABOR

/s/ David A. Buckel                               /s/ Laurel Dawson
-------------------------                         -------------------------
Authorized Signature                              Authorized Signature

David A. Buckel
-------------------------                         LAUREL DAWSON
Printed Name                                      -------------------------
Asst. Secretary/Treasurer                         Printed Name
-------------------------                         PURCHASING AGENT
Title
                                                  -------------------------
Date November 14 ,1997                            Title
     --------------------                         Date      Nov 17, 1997
                                                            ---------------


APPROVED AS TO FORM
NYS ATTORNEY GENERAL

NOV 21 1997
/s/ Peter Favretto
------------------
PETER FAVRETTO
ASSOCIATE ATTORNEY

STATE ATTORNEY GENERAL             OFFICE OF THE STATE COMPTROLLER

APPROVED AS TO FORM                /s/ Illegible signature
NYS ATTORNEY GENERAL               ------------------

NOV 21 1997
/s/ Peter Favretto                 FEB 26 1998
------------------                 ------------------
PETER FAVRETTO                     Date
ASSOCIATE ATTORNEY

                       AMENDMENT NO. 5 TO CONTRACT C000525


         THIS AMENDMENT, made this Twenty-first day of May in the year one thousand nine hundred and ninety-eight by and between NYSERNET and the State of New York, Department of Labor, increases the Contract amount to $8,387,237.12.

         WITNESSETH, that NYSERNET and the Department of Labor, in consideration of the agreements incorporated herein, do hereby agree as follows:

         ARTICLE I.

         The party of the first part shall provide Consulting, Applications Development, Systems Integration, Help Desk Services and Training as per the April 1998 Scope of Work and the Software Licensing Agreement for AJB V 3.0 attached, which together with all appendices is hereby made a part of this agreement.

         ARTICLE II. Year 2000 Date Change Warranty

         1. Definitions

         For the purpose of this section, the term "Product" shall include without limitation: any piece or component of equipment, hardware, firmware, middleware, custom or commercial software, or internal components or subroutines therein which perform any date/time data recognition function, calculation, comparing or sequencing. Where services are being furnished, e.g. consulting, systems integration, code or data conversion or data entry, the term "product" shall include resulting deliverables. The term "Vendor's Product" shall include all product delivered under this Agreement by Vendor other than Third party Product. The term "Third Party Product" shall include product manufactured or developed by a corporate entity independent from Vendor and provided by Vendor on a non-exclusive licensing or other distribution Agreement with the third party manufacturer. "Third Party Product" does not include product where Vendor is: a) a corporate subsidiary or affiliate of the third party manufacturer/developer; and/or b) the exclusive re-seller or distributor of product manufactured or developed by said corporate entity.

         2. Warranty Disclosure

         At the time of Product quote, the Vendor is required to disclose the following information in writing to Authorized User:

         A. FOR VENDOR PRODUCT AND FOR PRODUCTS WHICH HAVE BEEN SPECIFIED TO PERFORM AS A SYSTEM (INCLUDING, BUT NOT LIMITED TO, SYSTEMS INVOLVING

                                                                         C000525

             VENDOR AND/OR THIRD PARTY PRODUCTS AND/OR AUTHORIZED USER'S OTHER INSTALLED PRODUCT): Compliance or non-compliance of the Products individually or as a system with the Warranty Statement set forth below; and

         B. FOR THIRD PARTY PRODUCTS ONLY: Third Party manufacturer's statement of compliance or non-compliance of any Third Party Product being delivered with Third Party Manufacturer/Developer's Year 2000 Warranty. If such Third Party Product is represented by Third Party Manufacturer/Developer as compliant with Third Party Manufacturer/Developer's Year 2000 Warranty, Vendor shall pass through said Third Party Warranty from the Third Party Manufacturer to the Authorized User but shall not be liable for the testing or verification of Third Party's compliance statement.

         3. Warranty Statement

         Year 2000 warranty 'compliance' shall be defined in accordance with the following warranty statement:

         Vendor warrants that Product(s) furnished pursuant to this Agreement shall, when used in accordance with the Product documentation, be able to accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations. Where a purchase requires that specific Products must perform as a package or system, this warranty shall apply to the Products as a system.

         In the event of any breach of this warranty, Vendor shall restore the Product to the same level as warranted herein, or repair or replace the Product with conforming Product so as to minimize interruption to Authorized User's ongoing business processes, time being of the essence, at Vendor's sole cost and expense. This warranty does not extend to correction of Authorized User's errors in data entry or data conversion.

         This warranty shall survive beyond termination or expiration of the Agreement.

         Nothing in this warranty shall be construed to limit any rights or remedies otherwise available under this agreement.

                                                                         C000525

         ARTICLE III.

         It is hereby mutually agreed between the parties hereto that the sum to be paid by the party of the second part to the party of the first part for said services shall be as follows:

         This Amendment increases the Contract amount by $2,750,000.00.

         All other terms and conditions remain the same.

         IN WITNESS WHEREOF, the parties hereto, have set their hand and seals, the day and year written above.

         STATE OF NEW YORK, COUNTY OF    Onondaga    SS:

         On the 2nd Day of June, Nineteen Hundred and Ninety-eight before me personally came Angelo A. Gencarelli III to me known, who being by me duty sworn, did depose and say that he/she resides at: Liverpool, NY and that he/she is the Controller of NYSERNet, Inc. the corporation described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.



                                           /s/ Patricia J. Foster
                                           -------------------------------------
                                                 NOTARY PUBLIC (affix stamp)

                                                     PATRICIA J. FOSTER
                                              Notary Public, State of New York
                                            Qualified in Onon. Co. No. 4755760
                                           My Commission Expires Sept. 30, 1998

                                                                         C000525

Agency Certification

     "In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract."


VENDOR                                      NYS DEPARTMENT OF LABOR


/s/ Angelo A. Gencarelli III                /s/ Laurel Dawson
-----------------------------               -----------------------------
Authorized Signature                        Authorized Signature

Angelo A. Gencarelli III                    LAUREL DAWSON
-----------------------------               -----------------------------
Printed Name                                Printed Name


Controller                                  PURCHASING AGENT
-----------------------------               -----------------------------
Title                                       Title

6/2/98                                      June 4, 1998
-----------------------------               -----------------------------
Date




STATE ATTORNEY GENERAL                      STATE COMPTROLLER


/s/ Peter Favretto                          /s/  illegible
-----------------------------               -----------------------------


JUN 05, 1998                                JUL 16 1998
-----------------------------               -----------------------------
Date                                        Date